SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                      October 5,  2001

CENTRAL VALLEY COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

California	0001-127371	77-0539125

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Clovis Avenue, Clovis, California		93612

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (559) 298-1775

N/A

(Former name or former address, if changed since last report)

Item 5.  Other Events.

(a)	PRESS RELEASES. On October 5, 2001, Central Valley Community Bancorp issued a press release containing unaudited financial information and accompanying discussion for the quarter-ended September 30, 2001. A copy of the press release is attached to this Current Report and is incorporated into this report by reference.

Item 7.  Financial Statements and Exhibits.

(b)	Exhibits

Exhibit 99.1 Central Valley Community Bancorp press release dated October 5, 2001 containing unaudited financial information and accompanying discussion for the quarter-ended September 30, 2001.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2001	CENTRAL VALLEY COMMUNITY BANCORP

/s/ Daniel J. Doyle

Daniel J. Doyle, President and Chief
Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Central Valley Community Bancorp press release dated October 5, 2001, containing unaudited financial information and accompanying discussion for the quarter-ended September 30, 2001.